UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CALAMOS ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CALAMOS® ETF TRUST

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

June 3, 2015

Dear Shareholder:

You are cordially invited to attend a joint special meeting of shareholders of the Calamos ETF Trust (the “Trust”), on behalf of the Calamos Focus Growth ETF (the “Fund”), a series of the Trust, which will be held on Thursday, July 16, 2015, at 4:00 p.m., central time, in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, the Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois.

The meeting has been called by the Board of Trustees of the Trust to elect the trustees of the Trust, as more fully discussed in the proxy statement.

Enclosed with this letter are the formal notice of the meeting, answers to questions you may have about the proposal, and the proxy statement. If you have any questions about the enclosed proxy or need any assistance in voting your shares or need directions to the meeting of shareholders, please call 1-800-582-6959.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

John P. Calamos, Sr.

Trustee and President

CALAMOS® ETF TRUST

Answers to Some Important Questions

Q.  What am I being asked to vote “For” on this proxy?

A.  You are asked to vote for the election of trustees to the board of the Trust.

Q.  How does the board of trustees suggest that I vote?

A.  The trustees of the Trust unanimously recommend that you vote “For” the nominees on the enclosed proxy card.

Q.  How can I vote?

A.  Details about voting can be found in the proxy statement under the heading “More Information about the Meeting — How to Vote.”

You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

This information summarizes information that is included

in more detail in the proxy statement. We urge you to read

the proxy statement carefully.

If you have questions, call 1-800-582-6959.

CALAMOS® ETF TRUST

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

July 16, 2015

A special meeting of shareholders of the Calamos ETF Trust (the “Trust”), on behalf of the Calamos Focus Growth ETF (the “Fund”), a series of the Trust, has been called to be held in the Calamos Café on the lower level of the offices of CALAMOS ADVISORS LLC, the Fund’s investment adviser, 2020 Calamos Court, Naperville, Illinois, at 4:00 p.m., central time, on Thursday, July 16, 2015 for the following purpose:

To elect trustees to the board of trustees of the Trust; and to consider and act upon any other matters that may properly come before the meeting and at any adjournment thereof.

The election of a nominee to the Board of Trustees of the Trust requires the affirmative vote of a plurality of the votes cast at the Meeting of the Trust’s shareholders.

Shareholders of record as of the close of business on May 26, 2015 are entitled to notice of, and to vote at, the meeting (or any adjournment of the meeting).

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 16, 2015: This Notice and the Proxy Statement are available on the Internet at www.Calamos.com/fundproxy

By Order of the Board of Trustees of the Trust,

/s/    J. Christopher Jackson

J. Christopher Jackson

Secretary

June 3, 2015

Naperville, Illinois

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY

CARD WHETHER OR NOT YOU EXPECT TO BE PRESENT AT

THE MEETING. YOU MAY STILL VOTE IN PERSON IF YOU

ATTEND THE MEETING.

CALAMOS® ETF TRUST (“ETF TRUST”)

2020 Calamos Court

Naperville, Illinois 60563-2787

1-800-582-6959

PROXY STATEMENT

Special Meeting of Shareholders

July 16, 2015

This proxy statement is being sent to you by the board of trustees of the Calamos ETF Trust (the “Trust”), on behalf of the Calamos Focus Growth ETF (the “Fund”), a series of the Trust. The board of the Trust is asking you to complete and return the enclosed proxy card, permitting your shares of the Fund to be voted at the meeting of shareholders called to be held on July 16, 2015. Shareholders of record at the close of business on May 26, 2015 (the “record date”) are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This proxy statement and enclosed proxy are first being mailed to shareholders on or about June 3, 2015. The Trust’s board has determined that the use of this proxy statement for the special meeting is in the best interest of the Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

You should have received the Fund’s annual report to shareholders for the fiscal year ended October 31, 2014. If you would like another copy of the annual report, please write to or call the Fund at the address or telephone number shown at the top of this page. The report will be sent to you without charge.

CALAMOS ADVISORS LLC, the Fund’s investment adviser, is referred to as “Calamos Advisors.” Calamos Advisors is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC. (“CAM”), a publicly traded corporation whose voting shares are majority-owned by John P. Calamos, Sr. and the Calamos family. As of March 31, 2015, Calamos Advisors managed approximately $24.5 billion in assets of individuals and institutions. The Fund and Calamos Advisors may be contacted at the same address noted above.

ELECTION OF TRUSTEES

Seven trustees are to be elected to the board of the Trust. The nominees for the board are Virginia G. Breen, John P. Calamos, Sr., Theresa A. Hamacher, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Each nominee, except for Virginia G. Breen and Theresa A. Hamacher, is currently a trustee of the Trust. Weston W. Marsh, who currently serves as a trustee of the Trust, intends to resign following the special shareholder meeting.

Unless otherwise directed, the persons named on the accompanying proxy card intend to vote at the meeting FOR the election of each nominee as described above. Currently, there are six trustees. In accordance with the Trust’s Trust Instrument, each elected nominee will serve as a trustee until the Trust terminates; until such nominee’s death, resignation, retirement or removal; or until his or her successor is duly elected. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxyholders may vote for another person designated by the board of trustees.

The following tables set forth the trustees’ and nominees’ position(s) with the Trust, age, principal occupation during the past five years, other directorships, and the year in which they first became trustees of the Trust.

Nominee for election at the meeting who is an interested person of the Trust:

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
John P. Calamos, Sr., 74**	Trustee and President (since 2013)	27	Chairman, CEO, and Global Co-Chief Investment Officer, CAM, Calamos Investments LLC (“CILLC”) , Calamos Advisors, and Calamos Wealth Management LLC (“CWM”); Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013)

*	The address of each of the trustees is 2020 Calamos Court, Naperville, Illinois 60563-2787.
**	Mr. Calamos is a trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because he is an officer of the Trust and is an affiliated person of Calamos Advisors and CFS.

Nominees for election at the meeting who are not interested persons of the Trust:

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Virginia G. Breen, 50*	Nominee	27 (if elected)	Director, Bank of America/US Trust Company (since 2002); Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)**; Partner, Chelsea Partners (since 2011) (advisory services); General Partner, Sienna Ventures (until 2011); General Partner, Blue Rock Capital (until 2011) (venture capital fund)
Theresa A. Hamacher, 55*	Nominee	27 (if elected)	President, NICSA, Inc. (non-profit association for investment management industry participants)
John E. Neal, 65*	Trustee (since 2013)	27	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)
William R. Rybak, 64*	Trustee (since 2013)	27	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly, Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund LLC and JNL Strategic Income Fund LLC***; Trustee, Lewis University (since October 2012)

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Stephen B. Timbers, 70*	Trustee (since 2013); Lead Independent Trustee (since 2013)	27	Private investor
David D. Tripple, 71*	Trustee (since 2013)	27	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)****

*	The address of each of the trustees and nominees is 2020 Calamos Court, Naperville, Illinois 60563-2787.
**	Overseeing eight portfolios in fund complex.
***	Overseeing 117 portfolios in fund complex.
****	Overseeing three portfolios in fund complex.

Continuing trustee who is not an interested person of the Trust:

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Trust and Date First Elected or Appointed to Office	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Weston W. Marsh, 64	Trustee (since 2013)	27	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

*	The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Officers.    John P. Calamos, Sr. is president of the Trust. The earlier table gives more information about Mr. Calamos. The following table sets forth each other officer’s name and age as of March 31, 2015, position with the Trust, principal occupation during the past five years, and the date on which he first became an officer of the Trust. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

Name, Age at March 31, 2015 and Address*	Position(s) Held with the Trust and Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years
Gary D. Black, 54	Vice President (since 2013)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012)
Nimish S. Bhatt, 51	Vice President and Chief Financial Officer (since 2013)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, and CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)
Robert F. Behan, 50	Vice President (since 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto, Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013); prior thereto, Head of Strategic Partners Team (2010-2010); prior thereto, National Accounts/Retirement Services (2009-2010)
Curtis Holloway, 47	Treasurer (since 2013)	Vice President, Fund Administration (since 2013), Calamos Advisors; Treasurer (of Calamos Funds since 2010); prior thereto, Assistant Treasurer (2007-2010)
J. Christopher Jackson, 63	Vice President and Secretary (since 2013)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors; CFS and CWM (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (2013-2014); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche

Bank AG (2006-2010)

Mark J. Mickey, 63	Chief Compliance Officer (since 2013)	Chief Compliance Officer, Calamos Funds (since 2005)

*	The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563-2787.

Committees of the Board of Trustees.    The Trust’s board of trustees currently has five standing committees:

Executive Committee.    Messrs. Calamos and Timbers are members of the executive committee of the board, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. John P. Calamos, Sr. is an interested trustee of the Trust.

Dividend Committee.    Mr. Calamos serves as the sole member of the dividend committee of the board. The dividend committee is authorized, subject to board review, to declare distributions on the Trust’s shares in accordance with the Trust’s distribution policies, including, but not limited to, regular dividends, special dividends and short- and long-term capital gains distributions.

Audit Committee.    Messrs. Marsh, Neal (Chair), Rybak, Timbers and Tripple serve on the audit committee of the board. The audit committee operates under a written charter adopted and approved by the board. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors’ performance, reviews the results of the Trust’s audit, determines whether to recommend to the board that the Trust’s audited financial statements be included in the Trust’s annual report and responds to other matters deemed appropriate by the board. Messrs. Neal, Rybak, Timbers and Tripple have been determined by the board to be audit committee financial experts for the Trust.

Governance Committee.    Messrs. Marsh, Neal, Rybak (Chair), Timbers and Tripple serve on the governance committee of the board. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for investment company boards. The committee also makes recommendations to the board regarding compensation of independent trustees.

The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee looks to many sources for recommendations of qualified trustees, including current trustees, employees of Calamos Advisors, current shareholders of the Fund, search firms that are compensated for their services and other third party sources. Any such firm identifies and evaluates potential candidates, conducts screening interviews and provides information to the governance committee with respect to the market for available candidates. In making trustee recommendations, the governance committee considers a number of factors, including a candidate’s background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is inter-

viewed by the Trust’s trustees and officers, and references are checked prior to initial nomination. The governance committee will consider shareholder recommendations regarding potential trustee candidates that are properly submitted to the governance committee for its consideration. Procedures for nominating a candidate are set forth in Appendix A to this proxy statement.

Valuation Committee.    Messrs. Marsh, Neal, Rybak, Timbers and Tripple (Chair) serve on the valuation committee of the board. The valuation committee operates under a written charter approved by the board. The valuation committee oversees valuation matters of the Trust delegated to the pricing committee, including the fair valuation determinations and methodologies proposed and utilized by the pricing committee, reviews the Trust’s valuation procedures and their application by the pricing committee, reviews pricing errors and procedures for calculation of net asset value of the Fund and responds to other matters deemed appropriate by the board.

In addition to the above committees, the Trust’s board of trustees has appointed and oversees a pricing committee comprised of officers of the Trust and employees of Calamos Advisors.

The following table shows the number of meetings the board and standing committees of the Trust held during the fiscal year ended October 31, 2014:

Board of Trustees	6

Executive Committee	0

Audit Committee	4

Governance Committee	2

Dividend Committee*	12

Valuation Committee	4

*	Although the Trust’s Dividend Committee held no meetings, it acted by written consent on twelve occasions during the fiscal year ended October 31, 2014.

All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees of the Trust held during the fiscal year ended October 31, 2014.

Leadership Structure and Qualifications of the Board of Trustees. The Trust’s board of trustees is responsible for oversight of the Fund. The Trust has engaged Calamos Advisors to manage the Fund on a day-to-day basis. The board of trustees oversees Calamos Advisors and certain other principal service providers in the operations of the Fund. The board of trustees is currently composed of six members, five of whom are non-interested trustees. If the nominees are elected at the special meeting of shareholders, the board of trustees will be composed of seven members, six of whom will be non-interested trustees. The board of trustees meets in-person at regularly scheduled meetings four times throughout the year. In addition, the board of trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. As described above, the board of trustees has established five standing committees — Audit, Dividend, Executive, Governance and Valuation — and may establish ad hoc committees or working groups from time-to-time, to assist the board of trustees in fulfilling its oversight responsibilities. The non-interested trustees also have engaged independent legal counsel to assist them in fulfilling their responsibilities. Such independent legal counsel also serves as counsel to the Trust.

The chairman of the board of trustees is an “interested person” of the Trust (as such term is defined in the 1940 Act). The non-interested trustees have appointed a lead independent trustee. The lead independent trustee serves as a liaison between Calamos Advisors and the non-interested trustees and leads the non-interested trustees in all aspects of their oversight of the Trust. Among other things, the lead independent trustee reviews and approves, with the chairman, the agenda for the board and committee meeting and facilitates communication among the Trust’s non-interested trustees. The trustees believe that the board of trustees’ leadership structure is appropriate given the characteristics and circumstances of the Trust. The trustees also believe that this structure facilitates the exercise of the board of trustees’ independent judgment in fulfilling its oversight function and efficiently allocates responsibility among committees.

The board of trustees, including the independent trustees, has unanimously concluded that, based on each trustee’s and each nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other trustees and nominees, each continuing trustee should serve, and each nominee should be nominated to serve, as a member of the Board. In making this determination, the board of trustees has taken into account the actual service of the current trustees during their tenure in concluding that each should continue to serve or be nominated to serve. The board of trustees also has considered each trustee’s and each nominee’s background and experience. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each trustee and nominee that led the board of trustees to conclude that he or she should serve as a trustee.

Each of Messrs. Calamos, Marsh, Neal, Rybak and Tripple has served as a trustee of the Trust since its inception. In addition, each of Mses. Breen and Hamacher and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has more than 25 years of experience in the financial services industry. Mr. Marsh has over 30 years of experience as a practicing attorney, counseling corporations and litigating commercial disputes. Each of Ms. Breen and Messrs. Calamos, Neal, Rybak, Timbers and Tripple has experience serving on boards of other entities, including other investment companies. Each of Ms. Breen and Messrs. Calamos, Marsh, Neal, Rybak and Timbers has earned a Masters of Business Administration degree, and each of Messrs. Marsh and Tripple has earned a Juris Doctor degree.

Risk Oversight.    The operation of a registered investment company, including its investment activities, generally involves a variety of risks. As part of its oversight of the Trust, the board of trustees oversees risk through various regular board and committee activities. The board of trustees, directly or through its committees, reviews reports from, among others, Calamos Advisors, the Trust’s Compliance Officer, the Trust’s independent registered public accounting firm, independent outside legal counsel, and internal auditors of Calamos Advisors or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of Calamos Advisors and certain service providers. The actual day-to-day risk management with respect to the Fund resides with Calamos Advisors and other service providers to the Fund. Although the risk management policies of Calamos Advisors and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the board of trustees or Calamos Advisors, its affiliates or other service providers.

Trustee Compensation.    The Trust does not compensate any of the trustees who are affiliated persons of Calamos Advisors.

The compensation paid to the non-interested trustees of the Trust in the Fund Complex* for their services as such consists of an annual retainer fee in the amount of $86,000, with annual supplemental retainers of $40,000 to the lead independent trustee, $20,000 to the chair of the audit committee and $10,000 to the chair of any other committee. Each non-interested trustee also receives a meeting attendance fee of $7,000 for any regular board meeting attended in person, $3,500 for any regular board meeting attended by telephone or any special board meeting attended in person or by phone, $3,000 for any committee meeting attended in person or by telephone, and $1,500 per ad-hoc committee meeting to the ad-hoc committee chair. If Ms. Breen and Ms. Hamacher are elected to the boards of trustees of the Trust, they will receive the same compensation as the other non-interested trustees. The following table sets forth information with respect to the compensation paid by the Trust and the Fund Complex during the fiscal year ended October 31, 2014 to each of the trustees then serving.

Name	ETF Trust	Fund Complex*

John P. Calamos, Sr.	$0	$0

Weston W. Marsh†	$462	$144,500

John E. Neal†	$518	$164,500

William R. Rybak	$490	$154,500

Stephen B. Timbers	$574	$184,500

David D. Tripple	$557	$138,500

*	The Fund Complex includes Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Advisors Trust, Calamos Investment Trust and the Trust.

†	Includes fees deferred during the year pursuant to the deferred compensation plan described below.

Each trust in the Fund Complex has adopted a deferred compensation plan for non-interested trustees (the “Plan”). Under the Plan, a trustee who is not an “interested person” of Calamos Advisors and has elected to participate in the Plan (“participating trustees”) may defer receipt of all or a portion of his compensation from each trust in the Fund Complex in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to the trustee’s deferred compensation account as of the business day such compensation otherwise would have been paid to the trustee. The value of a trustee’s deferred compensation account at any time is equal to what the value would be if the amounts credited to the account had instead been invested in Class I shares of one or more of the funds of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee’s beneficiaries. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund. No fund is liable for any other fund’s obligations to make payments under the Plan. As of October 31, 2014, the values of the deferred compensation accounts of each of Messrs. Marsh and Neal were $1,967,922 and $1,497,970, respectively.

Certain Relationships and Related Transactions.    The Trust has entered into an investment management agreement with Calamos Advisors. According to the terms of that agreement, Calamos Advisors provides portfolio management services to the Fund in consideration for fees based on the Fund’s daily average net assets.

Required Vote.    The election of a nominee to the board of trustees of the Trust requires the affirmative vote of a plurality of the votes cast at the meeting of the Trust’s shareholders.

Board Recommendation

The Trust’s board of trustees unanimously recommends that shareholders of the Fund vote “For” the nominees.

OTHER MATTERS

The Trust’s board of trustees knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented for action at the meeting, and the Trust did not have notice of the matter at least 45 days prior to the date on which proxy materials were first sent to shareholders, the proxyholders named in the enclosed form of proxy will vote on those matters in their sole discretion.

Holders of shares of the Fund will vote together, as a single class, on any matter that may properly come before the meeting and at any adjournment or postponement thereof. It is not currently expected that any other matter will be raised at the meeting.

MORE INFORMATION ABOUT THE MEETING

Shareholders.    At the record date, the Fund had 2,610,000 shares issued and outstanding:

At March 31, 2015, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) shares of the Fund and of all funds in the Fund Complex having values within the indicated dollar ranges. Ms. Breen and Ms. Hamacher, who are not currently trustees of the Funds, did not beneficially own shares of any Fund as of March 31, 2015.

Trustee	Calamos Focus Growth ETF	Aggregate Dollar Range of Shares of All Funds in the Fund Complex

John P. Calamos, Sr.[1]	Over $100,000	Over $100,000

Weston W. Marsh	None	Over $100,000

John E. Neal	None	Over $100,000

William R. Rybak	None	Over $100,000

Stephen B. Timbers	None	Over $100,000

David D. Tripple	None	Over $100,000

At March 31, 2015, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of the Fund (and percentage of outstanding shares) as follows:

Trustee	Shares Held	Percentage of Shares Held

John P. Calamos, Sr.	2,510,285.08	96.2%

Weston W. Marsh	None	*

John E. Neal	None	*

William R. Rybak	None	*

Stephen B. Timbers	None	*

David D. Tripple	None	*

Trustees and Officers as a group:	2,510,285.08	96.2%

*	Indicates less than 1%.

[1]

Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

At the record date, the following persons were known to own beneficially more than 5% of the outstanding securities of the Fund:

Name and Address of Beneficial Owner	Shares Held	Percentage of Shares Held
Calamos Investments LLC 2020 Calamos Ct Naperville IL 60563	1,510,000.000	57.85%
Calamos Family Partners 2020 Calamos Ct Naperville IL 60563	1,000,000.000	38.31%

To the Trust’s knowledge, no change in control of the Trust has occurred since the beginning of its last fiscal year.

How Proxies Will Be Voted.    All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted as indicated on the proxy card, or in the discretion of the proxyholders on any other matter that may properly come before the meeting.

How to Vote.    Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

Expenses.    The expenses of preparing, printing and mailing the enclosed proxy cards, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Trust. The Trust may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Trust. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Trust, Calamos Advisors, the Trust’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Trust to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

Householding.    The Trust reduces the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Trust at 1-800-582-6959 or write to the Trust at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements, or to request a single copy of shareholder reports and proxy statements if your household is receiving duplicate copies. We will begin sending your household single or multiple copies, as you request, as soon as practicable after receiving your request.

Revoking a Proxy.    At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Trust at the Trust’s offices located at 2020 Calamos Court, Naperville, Illinois 60563-2787; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum, Voting at the Meeting, and Adjournment.    For any matter that may properly come before the meeting of the Trust, one-third of the shares entitled to vote on the matter constitutes a quorum for that matter. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted. If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxyholders may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment of the meeting for the Trust will require the vote of a majority of the shares of the Trust represented at the meeting in person or by proxy.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Trust selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm to audit the books and records of the Trust for its fiscal year ended October 31, 2014. It is not currently expected that a representative of D&T will be present at the meeting.

AUDIT AND RELATED FEES

Audit Fees.    D&T billed the Trust $27,270 in aggregate fees for professional services rendered with respect to the audits of the Trust’s annual financial statements or services that are typically provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended October 31, 2014. The Trust did not commence operations until 2014; therefore, no fees were billed for the fiscal year ended October 31, 2013.

Audit Related Fees.    D&T billed the Trust $6210 in aggregate fees for assurance and related services that are reasonably related to the performance of the audit of the Trust’s financial statements and not reported above for the fiscal year ended October 31, 2014. The Trust did not commence operations until 2014; therefore, no fees were billed for the fiscal year ended October 31, 2013.

Tax Fees.    D&T billed the Trust $0 in aggregate fees for professional services for tax compliance, tax advice, tax planning and tax return preparation services for the fiscal year ended October 31, 2014. The Trust did not commence operations until 2014; therefore, no fees were billed for the fiscal year ended October 31, 2013.

All Other Fees.    During the past two fiscal years, D&T did not bill the Trust for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.    The charter of the audit committee of the Trust provides that the committee shall pre-approve the engagement of the Trust’s independent accountant to provide audit and non-audit services to the Trust and non-audit services to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent accountants, with certain exceptions. Under the charter, the committee may delegate pre-approval authority to a member of the committee, who must report any pre-approvals to the committee at its next meeting.

All services provided to the Trust described under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved in accordance with the audit committee charter. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required to be pre-approved by the audit committee.

Aggregate Non-Audit Fees.    D&T billed the Trust $0 in aggregate fees for non-audit services for the fiscal year ended October 31, 2014. The Trust did not commence operations until 2014; therefore, no fees were billed for the fiscal year ended October 31, 2013.

The Trust’s audit committee approved all such non-audit services.

D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate non-audit fees in the amounts of $0 and $0 for the fiscal years ended October 31, 2014 and October 31, 2013, respectively, for services rendered.

The Trust’s audit committee has considered whether D&T’s provision of services (other than audit services to the Trust) to Calamos Advisors and affiliates of Calamos Advisors that provide services to the Trust is compatible with maintaining D&T’s independence in performing audit services.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of the Trust. The custodian is responsible for holding all cash and securities of the Fund, directly or through a book entry system, delivering and receiving payment for securities sold by the Fund, receiving and paying for securities purchased by the Fund, collecting income from investments of the Fund and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Fund, payment of dividends or payment of expenses of the Fund.

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for the Fund.

FUND ACCOUNTING AND FINANCIAL ACCOUNTING AGENT

Under the arrangements with State Street Bank and Trust Company to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund. For the services rendered to the Fund, the Fund pays fees based on the total average daily net assets of the Fund. For the services rendered to the Funds, the Funds pay fees based on the total average daily net assets of the Fund and the average daily managed assets of the remaining trusts in the Calamos Fund Complex (“Combined Assets”) at the annual rate of 0.0050% on the first $20 billion of Combined Assets, 0.0040% on the next $10 billion and 0.0030% on the Combined Assets in excess of $30 billion. Each Fund pays its pro-rata share of the fees payable to State Street described below based on its total average daily net assets relative to the Combined Assets.

Pursuant to agreement between the Fund and the Adviser, the Adviser is obligated to provide the following financial accounting services to the Fund: management of expenses and expense payment processing; monitoring of the calculation of expense accrual amounts for the Fund and making of any necessary modifications; coordination of any expense reimbursement calculations and payment; calculation of yields on the Fund in accordance with the SEC’s rules and regulations; calculation of net investment income dividends and capital gains distributions; calculation, tracking and reporting of tax adjustments on all assets of the Fund, including but not limited to contingent debt and preferred trust obligations; preparation of excise tax and fiscal year distributions schedules; preparation of tax information required for financial statement footnotes; preparation of state and federal income tax returns; preparation of specialized calculations of amortization on convertible securities; preparation of year-end dividend disclosure information; monitoring of trustee deferred compensation plan accruals and valuations; and preparation of Form 1099 information statements for board members and service providers. For such services, the Fund pays the Adviser a monthly fee at the annual rate of 0.0175% on the first $1 billion of Combined Assets, 0.0150% on the next $1 billion, and 0.0110% on Combined Assets above $2 billion (“financial accounting service fee”).

SHAREHOLDER COMMUNICATIONS

Shareholders are able to send communications to the Trust’s governance committee by mail addressed to the Secretary of the Trust at its principal office at 2020 Calamos Court, Naperville, Illinois 60563-2787. The Secretary will forward any communication received for the governance committee directly to the committee. The Trust does not have a policy with regard to trustee attendance at special meetings.

SHAREHOLDER PROPOSALS

A shareholder proposal for inclusion in the proxy for any future special meeting of the Trust should be submitted in writing pursuant to Rule 14a-8 of the Exchange Act to the Secretary of the Trust at 2020 Calamos Court, Naperville, Illinois 60563-2787. Any such proposal must be received by us a reasonable time before we print and send proxy materials.

Copies of the Trust’s bylaws are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. The Trust will also furnish, without charge, a copy of its bylaws to a shareholder upon request. Such requests should be directed to the Trust at 2020 Calamos Court, Naperville, Illinois 60563-2787 or by telephone at 1-800-582-6959.

By Order of the Board of Trustees of the Trust,

/s/    J. Christopher Jackson

J. Christopher Jackson

Secretary

June 3, 2015

Appendix A

Procedures for Shareholder Nomination of Trustee Candidate

A Trust shareholder who wishes to nominate a candidate to the Trust’s board of trustees must submit any such recommendation in writing via regular mail to the attention of the Trust’s Secretary, at the address of the Trust’s principal executive offices. The shareholder recommendation must include:

•

the number and class of all Fund shares owned beneficially and of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially;

•

a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references;

•

information as to whether the candidate is, has been or may be an “interested person” (as such term is defined in the 1940 Act) of the Trust, Calamos Advisors or any of its affiliates, and, if believed not to be or have been an “interested person,” information regarding the candidate that will be sufficient for the governance committee to make such determination;

•	the written and signed consent of the candidate to be named as a nominee and to serve as a trustee of the Trust, if elected;

•

a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, and if none, so specify;

•	the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and

•	such other information that would be helpful to the governance committee in evaluating the candidate.

The governance committee may require the nominating shareholder to furnish other information it may reasonably require or deem necessary to verify

A-1

any information furnished pursuant to the procedures delineated above or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a trustee. If the nominating shareholder fails to provide such additional information in writing within seven days of receipt of written request from the governance committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the governance committee is not required to consider such candidate.

Unless otherwise specified by the governance committee’s chairman or by legal counsel to the non-interested trustees, the Trust’s Secretary will promptly forward all shareholder recommendations to the governance committee’s chairman and the legal counsel to the non-interested trustees, indicating whether the shareholder recommendation has been properly submitted pursuant to the procedures adopted by the governance committee for the consideration of trustee candidates nominated by shareholders.

Recommendations for candidates as trustees will be evaluated, among other things, in light of whether the number of trustees is expected to change and whether the trustees expect any vacancies. During periods when the governance committee is not actively recruiting new trustees, shareholder recommendations will be kept on file until active recruitment is under way. After consideration of a shareholder recommendation, the governance committee may dispose of the shareholder recommendation.

A-2

▼    FOLD AND DETACH HERE     ▼

PROXY	CALAMOS ETF TRUST	VOTE TODAY

PROXY FOR SHARES

SOLICITED BY THE BOARD OF TRUSTEES FOR

THE SPECIAL MEETING OF SHAREHOLDERS — JULY 16, 2015

The undersigned appoints John P. Calamos, Sr., Nimish S. Bhatt, and J. Christopher Jackson, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the special meeting of shareholders of CALAMOS ETF TRUST to be held on July 16, 2015 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

PROXY TABULATOR
P.O. BOX 9043
SMITHTOWN, NY 11787-9841

▼    FOLD AND DETACH HERE     ▼

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

Please mark your votes as indicated in this example	☒

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR ALL” THE NOMINEES BELOW.

	FOR ALL	WITHHOLD ALL	*FOR ALL EXCEPT
1. Election of trustees:	☐	☐	☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
Nominees:
01 Virginia G. Breen				PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
02 John P. Calamos Sr.
03 Theresa A. Hamacher
04 John E. Neal
05 William R. Rybak
06 Stephen B. Timbers
07 David D. Tripple

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

*FOR ALL EXCEPT

Mark Here for
Address Change or Comments SEE REVERSE	☐

Please sign exactly as your name appears. If acting as attorney, executor, trustee or in a representative capacity, sign name and indicate title.

Signature	Signature/Title	Date